Execution Copy

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OFFERED FOR SALE UNLESS REGISTERED OR QUALIFIED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS THE COMPANY RECEIVES AN OPINION IN REASONABLY ACCEPTABLE FORM AND SCOPE TO THE COMPANY OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION, QUALIFICATION OR OTHER SUCH ACTIONS ARE NOT REQUIRED UNDER ANY SUCH LAWS OR THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THE OFFERING OF THIS WARRANT HAS NOT BEEN REVIEWED OR APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE'S SECURITIES ADMINISTRATOR. THIS WARRANT IS ALSO SUBJECT TO CERTAIN ADDITIONAL TRANSFER RESTRICTIONS PROVIDED FOR HEREIN.

Warrant No. _________                                                                                Dated: January 31, 2001

WARRANT

        THIS IS TO CERTIFY THAT, for value received, BHC INTERIM FUNDING L.P. or registered assigns ("Holder") is entitled to purchase from PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the "Company"), at any time prior to 5:00 p.m., New York City time, on January 31, 2006 (the "Expiration Date"), at the exercise price set forth below per share (the "Exercise Price"), such number of shares of common stock, $.001 par value, of the Company (the "Common Stock") as shall equal, upon issuance, the Vested Shares (as hereinafter defined). The Exercise Price and the Vested Shares purchasable hereunder are subject to adjustment as provided in Article IV of this Warrant. This Warrant is subject to the terms and conditions hereinafter provided, and the Holder is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter described.

        This Warrant is being issued by the Company in connection with its entering into a Loan and Security Agreement of even date herewith between the Company and the Holder (the "Loan Agreement").

        Certain terms used in this Warrant are defined in Article VI. All capitalized terms not expressly defined herein have the definitions ascribed to them in the Loan Agreement.

        For purposes of this Warrant, each of the parties acknowledges and agrees that the Warrant shall automatically be deemed to be for the amount of the Vested Shares as the same may be computed in accordance herewith based on the circumstances that occur after the date of this Warrant, subject to adjustment as provided herein. The "Vested Shares" shall be determined as follows, subject to adjustment as provided herein:

            (i)     Vested Shares on the date hereof and at all times hereafter if the Loan is repaid in full on or prior to July 31, 2001, shall mean 817,142 shares of Common Stock, and in such event the Exercise Price shall be the Closing Price.

            (ii)     If the Loan is not paid in full prior to July 31, 2001, then from and after such date until August 31, 2001, the Vested Shares shall be increased by 209,485 to 1,026,627 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of July 31, 2001.

            (iii)    If the Loan is not paid in full prior to August 31, 2001, then from and after such date until September 30, 2001, the Vested Shares shall be increased by 209,485 to 1,236,112 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of August 31, 2001.

            (iv)    If the Loan is not paid in full prior to September 30, 2001, then from and after such date until October 31, 2001, the Vested Shares shall be increased by 209,485 to 1,445,597 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of September 30, 2001.

            (v)    If the Loan is not paid in full prior to October 31, 2001, then from and after such date until November 30, 2001, the Vested Shares shall be increased by 209,485 to 1,655,082 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of October 31, 2001.

            (vi)    If the Loan is not paid in full prior to November 30, 2001, then from and after such date until December 31, 2001, the Vested Shares shall be increased by 209,485 to 1,864,567 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of November 30, 2001.

            (vii)    If the Loan is not paid in full prior to December 31, 2001, then from and after such date until January 31, 2002, the Vested Shares shall be increased by 209,485 to 2,074,052 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of December 31, 2001.

              (viii) If the Loan is not paid in full prior to January 31, 2002, then from and after such date the Vested Shares shall be increased by 209,485 to 2,283,537 shares of Common Stock, and in such event the Exercise Price shall be the lower of the Closing Price or Fair Market Value as of January 31, 2002.

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            (ix)    If the Loan is not paid in full on or prior to the Maturity Date, then effective on the Maturity Date the Vested Shares shall increase by 1,500,000 to 3,783,537 shares of Common Stock, and the Vested Shares shall thereafter increase at a rate of 300,000 shares of Common Stock per 30-day period for each 30-day period following the Maturity Date that the Loan is not paid in full until the Loan is paid in full. The Exercise Price shall be the lower of the Closing Price or the Fair Market Value as of the Maturity Date.

            Notwithstanding anything contained herein, the total number of shares of Common Stock of the Company issued pursuant to the terms of this Warrant will not exceed 4,465,910, or such other number as determined to be 19.9% of the total issued and outstanding shares of Common Stock of the Company as of the day before the date of this Warrant.

            The number of Vested Shares shall be as provided in (i) through (ix) above assuming total advances of $6,000,000 under the Loan Agreement, and assuming the Term Loan in the aggregate amount of $6,000,000 is outstanding in its entirety by the above-referenced measuring dates.

            Notwithstanding the number of Vested Shares set forth above, the number of Vested Shares shall be decreased pro rata if the amount of the Term Loan advanced by the Holder to the Company (or its designee) is below $6,000,000 by the above-referenced measuring dates. In addition, to the extent the Loan is prepaid in part at any time prior to the Maturity Date, the incremental amount by which the Vested Shares increases shall be adjusted pro rata for any partial payment of principal made after Closing, subject to a $400,000 minimum prepayment. By way of example, if the amount of the Term Loan outstanding, by virtue of advances and prepayments, aggregates $3,000,000 on July 31, 2001 (a measuring date), then the number of Vested Shares on July 31, 2001, would be 513,313 (because the Vested Shares as of the Closing Date would be 408,571 and the incremental 209,485 increase in the number of Vested Shares would be reduced by 50% to 104,742). If an additional advance of $1,000,000 is made by August 31, 2001 (a measuring date), then the number of Vested Shares on such date shall be 789,159 (i.e. increased by 136,190 or 1/6 of 817,142 plus 139,656 or 4/6 of 209,485). If the total $6,000,000 loan has been advanced by Holder to the Company prior to August 31, 2001, and is not prepaid prior to the Maturity Date, the number of Vested Shares shall be as set forth in paragraphs (iii) - (ix) above.

ARTICLE I - EXERCISE OF WARRANT

        1.1.    Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver on any Business Day to the Company at its principal place of business (a) this Warrant, (b) a written notice in substantially the form of the Subscription Notice attached hereto, of the Holder's election to exercise this Warrant, which notice shall specify the number of Vested Shares to be purchased (which shall be a whole number of shares if for less than all the shares then issuable hereunder), and (c) payment of the Exercise Price with respect to such shares. Such payment may be made, at the option of the Holder, either (a) by cash,

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certified or bank cashier's check or wire transfer in an amount equal to the product of (i) the Exercise Price times (ii) the number of Warrant Shares as to which this Warrant is being exercised or (b) by a "cashless exercise" of this Warrant, in which event the Holder shall receive from the Company the number of Warrant Shares equal to (i) the number of Warrant Shares as to which this Warrant is being exercised minus (ii) the number of Warrant Shares having an aggregate value (determined by reference to the Fair Market Value of a share of Common Stock on the Business Day immediately prior to the date of such exercise), equal to the product of (x) the Exercise Price times (y) the number of Warrant Shares as to which this Warrant is being exercised.

        The Company shall, as promptly as practicable and in any event within seven days after payment, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice together with cash in lieu of any fractions of a share as provided in Section 1.3, less those shares not to be issued in the event that the payment of the full Exercise Price is paid or to be paid in the form of a "cashless exercise" pursuant to this Section 1.1. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice, and shall be issued in the name of the Holder or such other name or names as shall be designated in such notice. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned notice and payment is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of such certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall, in all other respects, be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant which shall then be returned to the Holder. The Company shall pay all expenses, stamp, documentary and similar taxes and other charges payable in connection with the preparation, issuance and delivery of share certificates and new Warrants under this provision.

        1.2.    Shares to Be Fully Paid And Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable and, if such Common Stock is then quoted on NASDAQ or listed on any national securities exchange (as defined in the Exchange Act), such Common Stock shall, to the extent permitted under the applicable rules of such exchange or NASDAQ, be duly quoted or listed thereon, as the case may be.

        1.3.    No Fractional Shares Required to Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section 1.3, be issuable upon final exercise of this Warrant, in lieu of such fractional share, the Company shall pay to the Holder in cash an amount equal to the same fraction of the Fair Market Value of the Company per share of Common Stock Outstanding on the Business Day immediately prior to the date of such exercise.

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        1.4.    Investment Intent. The Holder represents and warrants that this Warrant is being acquired, and all Warrant Shares to be purchased upon the exercise of this Warrant will be acquired, by the Holder solely for the account of such Holder and not with a view to the fractionalization and distribution thereof and will not be sold or transferred except in accordance with the applicable provisions of the Securities Act and the rules and regulations of the Commission promulgated thereunder, and the Holder agrees that neither this Warrant nor any of the Warrant Shares may be sold or transferred except under cover of a Registration Statement under the Act which is effective and current with respect to such Warrant Shares or pursuant to an opinion of counsel reasonably satisfactory to the Company that registration under the Securities Act is not required in connection with such sale or transfer. Each certificate for shares of Common Stock issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear substantially the following legend:

                "This security has not been registered under the Securities Act of 1933 and may not be sold or offered for sale unless registered or qualified under said Act and any applicable state securities laws or unless the Company receives an opinion in reasonably acceptable form and scope to the Company of counsel reasonably satisfactory to the Company that registration, qualification or other such actions are not required under any such laws or that an exemption from such registration is available. The offering of this security has not been reviewed or approved by the United States Securities and Exchange Commission or by any state's securities administrator. This security is also subject to certain additional transfer restrictions provided for in the Warrant the exercise of which resulted in the original issuance of this security, a copy of which restrictions shall be furnished to the holder hereof by the Company upon written request and without charge."

        Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public offering pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel selected by the Holder of such certificate and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

        1.5. Reservation; Authorization; Capitalization. The Company has duly reserved, and will keep available for issuance upon exercise of the Warrant, the total number of Warrant Shares deliverable from time to time upon exercise of this Warrant in its entirety. The Company will not take any actions during the term of this Warrant that would result in any adjustment of the number of shares of Common Stock issuable upon the exercise of this Warrant if (i) the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, (ii) all shares of Common Stock issued and outstanding and (iii) all shares of Common Stock then issuable (y) upon the exercise of all outstanding options and (z) upon the exercise, conversion or exchange of all other outstanding securities which are exercisable for, convertible into or exchangeable for Common Stock, would exceed the total number of shares of Common Stock then

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authorized for issuance by the Company. The Company will not, for as long as this Warrant has not been exercised, change the par value of its Common Stock. The issuance of the Warrant Shares has been duly and validly authorized and, when issued and sold in accordance with the Warrants, the Warrant Shares will be duly and validly issued, fully paid and non-assessable. Neither the issuance of this Warrant nor the issuance of Warrant Shares upon exercise of this Warrant violates or conflicts with the Company's certificate of incorporation or bylaws or any agreement to which the Company is a party.

ARTICLE II - TRANSFER, EXCHANGE AND REPLACEMENT OF WARRANTS

        2.1.    Ownership of Warrant. The Company shall deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer as provided in this Article II.

        2.2.    Transfer of Warrant. The Company agrees to maintain at its principal office the books for the registration of transfers of the Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Company, together with (i) a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney, with (if the Holder is a natural person) signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, (ii) funds sufficient to pay any transfer taxes payable upon such transfer, and (iii) documentation executed by the transferee whereby transferee agrees to be bound by the terms of this Warrant. Upon surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be canceled. The Company shall permit the Warrant Securityholders to inspect the warrant registration books from time to time during normal business hours at the Company. Holder shall pay all fees (including reasonable attorney's fees), costs and expenses associated with any transfer of this Warrant requested by Holder.

        2.3. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants upon presentment to the Company of this Warrant and of any Warrant or Warrants with which this Warrant is to be combined, together with a written notice specifying the names and denominations (which shall be whole numbers of shares only) in which the new Warrant or Warrants are to be issued, signed by the Holders hereof and thereof or their respective duly authorized agents or attorneys. Subject to compliance with Section 2.2 as to any transfer or assignment which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

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        2.4.    Expenses of Delivery of Warrants. The Company shall pay all expenses, stamp, documentary and similar taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of the Warrants.

ARTICLE III - CERTAIN RIGHTS

        3.1    Determination of Fair Market Value. Subject to Section 3.2 hereof, each determination of Fair Market Value shall be made by the Company in accordance with the definition of the term Fair Market Value set forth in Article VI hereof. Upon each determination of Fair Market Value, the Company shall promptly give written notice thereof to all Warrant Securityholders, setting forth in reasonable detail (i) the transaction giving rise to the necessity for such determination (ii) the calculation of such Fair Market Value and the (iii) method and basis of determination thereof (the "Company Determination"). In the event Fair Market Value is determined with reference to subsection (i)(C) or (ii) of the definition of Fair Market Value, the Company's Board of Directors shall make such initial determination within twenty-one (21) days of the event giving rise to the necessity for such determination.

        3.2.    Contest And Appraisal Rights.

                  (a)     In the event that Fair Market Value is determined with reference to subsection (i)(C) or (ii) of the definition of Fair Market Value, or in the event that the Warrantholder believes that the Company determined Fair Market Value with reference to any other subsection of the definition of Fair Market Value in bad faith or gross malfeasance and a Warrantholder disagrees with the Company Determination (an "Objecting Holder") and by notice to the Company given within 20 days after receipt of notice of the Company Determination (an "Appraisal Notice") elects to dispute the Company Determination, such dispute shall be resolved as set forth in subsection (b) of this Section 3.2.

                   (b)     For a period of 10 days after the Appraisal Notice, the Company and the Objecting Holder shall negotiate in good faith to resolve their differences as to the determination of Fair Market Value. In the absence of a mutually satisfactory resolution within such 10 day period, the Company shall within 5 days after the last day of such 10 day period engage an investment bank or other qualified appraisal firm reasonably acceptable to the Objecting Holder (the "Appraiser") to make an independent determination of Fair Market Value (the "Appraiser Determination"). The Appraiser Determination shall be made within 20 days of the engagement of such Appraiser and shall be final and binding on the Company and the Objecting Holder. The costs of conducting the appraisal shall be borne solely by the Company.

                    (c)     If the Company does not determine the Fair Market Value of a share of Common Stock, or property or service, as applicable, within the period specified in Section 3.1, then any Warrantholder shall have the right to determine the Fair Market Value (the "Holder Determination") which determination shall be final and binding upon the Company and the Warrantholder(s). Upon each such determination, the

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Warrantholder which has determined the Fair Market Value shall promptly give written notice of the Holder Determination to the Company setting forth in reasonable detail (i) the transaction giving rise to the necessity for such determination, (ii) the calculation of such Fair Market Value and (iii) the method and basis of determination thereof. Upon its receipt of the Holder Determination and related notice, the Company shall promptly send such determination and notice to all other Warrantholders. The costs of making the Holder Determination shall be borne solely by the Company.

        3.3.    Financial Statements And Other Information. Promptly upon transmission thereof, the Company will deliver to each Warrant Securityholder copies of any and all financial statements, proxy statements, notices and other reports as it may send to its public stockholders and copies of all registration statements and all reports which it files with the Commission (or any governmental body or agency succeeding to its functions).

ARTICLE IV - ANTIDILUTION PROVISIONS

        4.1.     Anti Dilution.

                   (a)     Except as hereinafter provided, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock (including shares held in the Company's treasury), without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issuance or sale of such shares then, and thereafter successively upon each issuance or sale, the Exercise Price in effect immediately prior to each such issuance or sale shall forthwith be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction:

                            (i) the numerator of which shall be (i) the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (ii) the number of shares of Common Stock which the aggregate consideration, if any, received by the Company upon such issuance or sale would purchase at such Exercise Price, and

                            (ii)     the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such issuance or sale.

                    (b)     For the purposes of any computation to be made in accordance with the provisions of Section 4.1(a), the following provisions shall be applicable:

                            (i)     In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if such shares of Common Stock are offered by the Company for subscription, the subscription price, or, if shares of Common Stock shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price)

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before deducting therefrom any commissions or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance of such shares.

                            (ii)     In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be other than cash (otherwise than as a dividend or other distribution on any shares of the Company or on conversion, exchange or exercise of other securities of the Company or upon acquisition of the assets or securities of another company or upon merger or consolidation with another entity), the amount of consideration therefor other than cash shall be the value of such consideration as of the date of the issuance or sale of the shares of Common Stock, irrespective of accounting treatment. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock.

                             (iii)     In case of the issuance of shares of Common Stock upon conversion or exchange of any obligations or of any shares of stock of the Company that shall be convertible into or exchangeable for shares of Common Stock or upon the exercise of rights or options to subscribe for or to purchase shares of Common Stock, the amount of consideration received by the Company for such shares of Common Stock shall be deemed to be the total of (A) the amount of the consideration received by the Company upon the original issuance of such obligations, shares, rights or options, as the case may be, plus (B) the consideration, if any, other than such obligations, shares, rights or options, received by the Company upon such conversion, exchange, or exercise except in adjustment of interest and dividends. The amount of the consideration received by the Company upon the original issuance of the obligations, shares, rights or options so converted, exchanged or exercised and the amount of the consideration, if any, other than such obligations, shares, rights or options, received by the Company upon such conversion, exchange or exercise shall be determined in the same manner provided in clauses (i) and (ii) above with respect to the consideration received by the Company in case of the issuance of shares of Common Stock; if such obligations, shares, rights or options shall have been issued as a dividend upon any stock of the Company, the amount of the consideration received by the Company upon the original issuance thereof shall be deemed to be zero.

                                (iv)     In case of the issuance of shares of Common Stock upon acquisition by the Company of the assets or securities of another company or upon merger or consolidation of the Company with another entity, the consideration therefor received by the Company for such issuance shall be deemed to equal the cash and the Fair Market Value of securities issued by the Company. The Fair Market Value of securities issued shall be the lesser of the Fair Market Value of the securities on the date an agreement in principle with respect to such merger, consolidation or purchase is reached among the parties or the date the agreement of consolidation, merger or purchase is executed.

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                                  (v)     Shares of Common Stock issuable by way of dividend or other distribution on any stock of the Company shall be deemed to have been issued and to be outstanding at the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration. Shares of Common Stock issued otherwise than as a dividend, shall be deemed to have been issued and to be outstanding at the close of business on the date of issue.

                                    (vi)     The number of shares of Common Stock at any time outstanding shall not include any shares then owned or held by or for the account of the Company, but shall include the aggregate number of shares deliverable in respect of the options, rights and convertible and exchangeable securities referred to in Section 4.1(c) at all times while such options, rights or securities remain outstanding and unexercised, unconverted or unexchanged, as the case may be, and thereafter to the extent such options, rights or securities have been exercised, converted or exchanged.

                                    (vii)     Notwithstanding anything to the contrary contained herein, no adjustment shall be made to the Exercise Price in case of the issuance of shares of Common Stock (A) upon conversion, exchange or exercise of any obligations or securities or of any shares of stock of the Company that shall be convertible into or exchangeable or exercisable for shares of Common Stock for which an adjustment in the Exercise Price has previously been made in accordance with Section 4.1(c), (B) upon the exercise of rights or options to subscribe for or to purchase shares of Common Stock for which an adjustment in the Exercise Price has previously been made in accordance with Section 4.1(c), (C) upon the grant or exercise of rights or options to subscribe for or to purchase shares of Common Stock under the Company's Outside Director Option Plan (500,000 shares), Employee Stock Purchase Plan (500,000 shares), Non-Qualified Stock Option Plan (1,412,562 f/y/e 2001), and the Performance Equity Plan (500,000 shares), up to an aggregate maximum of approximately 3,912,562 shares of Common Stock, subject to adjustment as therein provided (without amendment of the Plans) or (D) upon the exercise of warrants outstanding as attached on Schedule 4.1 attached.

                                    (viii)     Treasury Shares shall not be deemed to be issued and outstanding solely by reason of being held in the Company's or any of its Subsidiaries' treasury.

                            (c)     In case the Company shall at any time after the date hereof issue options or rights to subscribe for shares of Common Stock (including shares held in the Company's treasury), or issue any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share less than the Exercise Price then in effect, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options or rights or securities shall be reduced to a price determined by making a computation in accordance with the provisions of Section 4.1(a), provided that:

                                    (i)     the aggregate maximum number of shares of Common Stock deliverable under such options or rights shall be considered to have been delivered at the time such options or rights were

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 issued, and for a consideration equal to the minimum purchase price per share of Common Stock provided for in such options or rights, plus the cash consideration (determined in the same manner as consideration received on the issue or sale of Common Stock) received by the Company for such options or rights;

                                    (ii)     the aggregate maximum number of shares of Common Stock deliverable upon conversion of or exchange for any such securities shall be considered to have been delivered at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of Common Stock) received by the Company for such securities, plus the consideration, if any, to be received by the Company upon the exchange or conversion thereof; and

                                    (iii)     on the expiration of such options or rights, or the termination of such right to convert or exchange, the Exercise Price shall forthwith be readjusted to such Exercise Price as would have obtained had the adjustments made upon the issuance of such options, rights or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such options or rights or upon conversion or exchange of such securities.

                            (d)     In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of the subdivision or proportionately increased in the case of combination to the nearest one cent. Any such adjustment shall become effective at the close of business on the date that such subdivision or combination shall become effective.

                            (e)     In the event that the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock or by a subdivision of the outstanding shares of Common Stock, which may include a stock split, then from and after the time at which the adjusted Exercise Price becomes effective pursuant to Section 4.1(a) by reason of such dividend or subdivision, the number of shares issuable upon the exercise of this Warrant shall be increased in proportion to such increase in outstanding shares. In the event that the number of outstanding shares of Common Stock is decreased by a combination of the outstanding shares of Common Stock, then, from and after the time at which the adjusted Exercise Price becomes effective pursuant to Section 4.1(a) by reason of such combination, the number of shares issuable upon the exercise of this Warrant shall be decreased in proportion to such decrease in outstanding shares.

                            (f)     In the event of an adjustment of the Exercise Price the number of shares of Common Stock (or reclassified stock) issuable upon exercise of this Warrant after such adjustment shall be equal to the number determined by dividing:

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                                    (i)     an amount equal to the product of (A) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment, and (B) the Exercise Price immediately prior to such adjustment, by

                                    (ii)     the Exercise Price immediately after such adjustment.

                            (g)     In the case of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) or in the case of any consolidation of the Company with, or merger of the Company with, another corporation, or in the case of any sale, lease or conveyance of all, or substantially all, of the property, assets, business and goodwill of the Company as an entity, the Holder of this Warrant shall thereafter have the right upon exercise to purchase the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, consolidation, merger or sale by a holder of the number of shares of Common Stock which the Holder of this Warrant would have received had all Warrant Shares issuable upon exercise of this Warrant been issued immediately prior to such reorganization, reclassification, consolidation, merger or sale, at a price equal to the Exercise Price then in effect pertaining to this Warrant (the kind, amount and price of such stock and other securities to be subject to adjustment as herein provided).

                            (h)     In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof, dissolve, liquidate or wind up its affairs, the Warrantholder shall be entitled, upon the exercise thereof, to receive, in lieu of the Warrant Shares of the Company which it would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to it upon such Warrant Shares of the Company, had it been the holder of record of shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those entitled to receive any such liquidating distribution. After any such dissolution, liquidation or winding up which shall result in any distribution in excess of the Exercise Price provided for by this Warrant, the Warrantholder may at its option exercise the same without making payment of the aggregate Exercise Price and in such case the Company shall upon the distribution to said Warrantholder consider that the aggregate Exercise Price has been paid in full to it and in making settlement to said Warrantholder, shall deduct from the amount payable to such Warrantholder an amount equal to the aggregate Exercise Price.

                            (i)     In case the Company shall, at any time prior to the expiration of this Warrant and prior to the exercise thereof make a distribution of assets (other than cash) or securities of the Company to its stockholders (the "Distribution") the Warrantholder shall be entitled, upon the exercise thereof, to receive, in addition to the Warrant Shares it is entitled to receive, the same kind and amount of assets or securities as would have been distributed to it in the Distribution had it been the holder of record of shares of Common Stock receivable upon exercise of this Warrant on the record date for determination of those entitled to receive the Distribution.

                            (j)     Irrespective of any adjustments in the number of Warrant Shares and the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, this Warrant may continue to express the same price and number and kind of shares as originally issued.

        4.2    Officer's Certificate. Whenever the number or kind of Warrant Shares and the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall forthwith file, at its principal executive office a statement, signed by the Chairman of the Board, President, or one of the Vice Presidents of the Company and by its Chief Financial Officer or one of its Treasurers or Assistant Treasurers, stating the adjusted number of Warrant Shares and the new Exercise Price calculated to the nearest one hundredth and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment hereunder is required. A copy of such statement shall be mailed to the Warrantholder.

ARTICLE V - REGISTRATION RIGHTS

        5.1    Registration on Request.

                (a)     Subject to the terms and conditions of this Section 5.1(g), at any time or from time to time from the date beginning the date hereof and ending on January 31, 2006, upon the written request of the Holder or Holders of a majority of the outstanding Warrant Shares and Warrants (such majority determined, for purposes of this Section 5.1, by calculating the number of Warrant Shares for which such Warrants are then exercisable) (the "Initiating Holder(s)"), requesting that the Company effect the registration under the Securities Act of all or not less than a majority of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all holders of Registrable Securities (who shall have the right to request that their Registrable Securities be included in the registration statement requested pursuant to this Section 5.1 upon written notice to the Company made within 20 days after receipt of the Company's written notice. Thereupon, the Company will use its best efforts to effect the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register for disposition in accordance with the intended method of disposition stated in the Initiating Holder's request; all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid), of the Registrable Securities and the additional shares of Common Stock, if any, to be so registered, provided that the holders of Registrable Securities as a class shall be entitled to not more than one registration upon request pursuant to this Section 5.1.

                (b)     Registrations under this Section 5.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Initiating Holders' request for such registration. The Company agrees to include in any such registration

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statement all information which holders of Registrable Securities being registered shall reasonably request provided disclosure of such information is in compliance with the Securities Act.

                (c)     The Company will pay all Registration Expenses in connection with the registrations requested pursuant to this Section 5.1. The Initiating Holders shall pay all underwriting discounts, brokerage commissions and applicable insurance and transfer taxes relating to sale of the Warrant Shares (the "Selling Expenses").

                 (d)    The Initiating Holders will be entitled to request one registration pursuant to this Section 5.1 for which the Company will pay all registration expenses, excluding Selling Expenses. A registration requested pursuant to this Section 5.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective and closes; provided that a registration which does not become effective after being filed by the Company pursuant to Section 5.1 solely by reason of the refusal to proceed by the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of the Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is subject to a stop order, injunction or other order of the Commission or other governmental agency or court suspending the effectiveness of such registration statement for any reason, other than by reason of misstatements or omissions made or not made in the registration statement in reliance upon and in conformity with written information furnished to the Company by a Holder of Registrable Securities specifically for use in the preparation of such registration statement, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by any Holder of Registrable Securities participating in the offering. Except as provided in Sections 5.1(c) and 5.1(d)(i) above, whether or not the registration becomes effective and closes, the Company will pay all registration expenses in connection with any registration so initiated.

                (e)    If a registration requested pursuant to this Section 5.1 involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the holders of at least a majority (by a number of shares) of the Registrable Securities as to which registration has been requested and shall be reasonably acceptable to the Company.

                 (f)    If a requested registration by the Holder pursuant to this Section 5.1 involves an underwritten offering, and the managing underwriter shall advise the Company (with a copy of any such notice to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities proposed to be sold for the account of the Company) exceeds the number which can be sold in such offering within a price range acceptable to the Initiating Holders, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration by the holder or holders of Registrable Securities, pro rata among such holders

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requesting such registration on the basis of the number of such securities requested to be included by such holders, (ii) second, all shares proposed to be included by the Company in such registration and (iii) third, all shares other than Registrable Shares (any such shares with respect to any registration, "Other Securities") requested to be included in such registration by the holder or holders thereof.

                (g)     The Company may suspend any registration requested pursuant to this Section 5.1 for a period of up to 90 days upon notice to the holders of Registrable Securities whose Securities are covered by the registration Statement requesting pursuant to this Section 5.1 that, in the good faith determination of the Board of Directors of the Company, the registration and sale at such time of the Registrable Securities requested to be so registered would not be in the best interests of the Company, provided that notwithstanding such suspension, the Company shall continue to diligently process the preparation of the documentation required for such registration. No registration shall be requested pursuant to this Section 5.1 during the period from the date of the notice to the Warrant Securityholders pursuant to Section 5.1(a) of the Company's intention to register securities until the expiration of the lockup period specified in Section 5.4(b), or, if earlier, the date of the Company's notice pursuant to the proviso to the second sentence of Section 5.2(a).

        5.2    Incidental Registration.

                (a)    If the Company at any time from the date hereof and expiring on January __, 2006, proposes to register any of its securities under the Securities Act (other than (x) by a registration on Form S-4 or S-8 or any successor or similar forms) or (y) pursuant to Section 5.1) whether for its own account or for the account of the holder or holders of any other Shares, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 5.2. Upon the written request of any such holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder of Registrable Securities entitled to request that such registration be effected as a registration under Section 5.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. No registration effected under this Section 5.2 shall relieve the Company of its obligation to effect any registration upon request under Section 5.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 5.1. The Company will pay all Registration

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Expenses in connection with each registration of Registrable Securities pursuant to this Section 5.2, except for Selling Expenses, which shall be borne by the holder or holders of Registrable Securities selling hereunder.

                (b)     If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 5.2 and such securities are to be distributed by or through one or more underwriters, the Company will, if requested by any holder of Registrable Securities as provided in this Section 5.2, use its commercially reasonable efforts to arrange for such underwriters to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters, provided that if the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration and all other holders of any Other Securities in respect of such underwritten offering, by letter of its belief that inclusion in such distribution of all or a specified number of the securities proposed to be distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such letter to state the approximate number of such Registrable Securities and such Other Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities and holders of such Other Securities, reduce pro rata (if and to extent stated by such managing underwriter to be necessary to eliminate such effect) first the number of Other Securities that have been requested be included in such registration statement and second the number of Registrable Securities that have been requested be included in such registration statement so that the resultant aggregate number of such Registrable Securities and Other Securities so included in such registration, together with the number of securities to be included in the registration for the account of the Company, shall be equal to the number of shares stated in such managing underwriter's letter.

        5.3    Registration Procedures.

                (a)     If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 5.1 or Section 5.2, the Company shall, as promptly as possible:

                (i)     prepare and (within the later of 60 days after the end of the fiscal quarter of the Company within which requests for registration may be given to the Company or 15 days after the date the Company files its quarterly report on Form 10-Q for such period provided that such 10-Q is filed on a timely basis taking into account all possible extension periods, except in the case (A) where requests for registration may be given in the Company's fourth fiscal quarter, in which case the filing shall be within the later of 120 days after the end of such quarter or 30 days after the date the Company files its annual report on Form 10-K for the fiscal year then ended, provided that such 10-K is filed on a timely basis taking into account all possible extension periods, or (B) a registration pursuant to Section 5.1, in which case the filing shall be made as soon as possible after the initial request of an Initiating Holder of Registrable Securities or in any event within ninety (90) days after such request), unless such request is made during the Company's fourth fiscal quarter, in which case the filing shall be within the later of 120 days after the end of such quarter or 30 days after the

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date the Company timely files its annual report on Form 10-K for the fiscal year then ended, file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act) and thereafter use reasonable efforts to cause such registration statement to become and remain effective, subject to the provisions of Article V hereto; provided further that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto; and provided further that before filing such registration statement or any amendments thereto, the Company will furnish to the Initiating Holders of Registrable Securities which are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to their review and review of their counsel only with respect to the information contained therein relating to the Holder;

                    (ii)     prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (x) in the case of a registration pursuant to Section 5.1, the expiration of 180 days after such registration statement becomes effective (provided that if the registration statement is suspended pursuant to Section 5.1 (g), the registration statement shall be effective for 180 days after suspension is ended), or (y) in the case of a registration pursuant to Section 5.2, the expiration of 120 days after such registration statement becomes effective;

                    (iii)     furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and of copies of the prospectus contained in such registration statement supplement thereto (in each case including all exhibits), such number (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

                    (iv)     use its commercially reasonable efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under blue sky or similar laws of such jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

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                    (v)     use its commercially reasonable efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                    (vi)     intentionally left blank

                    (vii)     notify the holders of Registrable Securities and the managing underwriter or underwriters, if any, promptly and confirm such advice in writing promptly thereafter:

                                (A)     when the registration statement, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

                                (B)     of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information;

                                (C)     of the issuance by the Commission of any stop order suspending the effectiveness of the registration or the initiation of any proceedings by any Person for that purpose; and

                                (D)     of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

                      (viii)     notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to such seller and each underwriter, if any, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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                    (ix)     make reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

                    (x)     otherwise use its best efforts to comply with all applicable rules and regulations of the Commission;

                    (xi)     make available for inspection by a representative of the holders of Registrable Securities participating in the offering, any underwriter participating in any disposition pursuant to the registration and any attorney or accountant retained by such selling holders or underwriter (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company' officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration; provided that the Company shall not be required to comply with this subdivision (xi) if immediately prior to the effective date of the registration contemplated hereby, the Company is a Reporting Company within the definition of the Securities Exchange Act of 1934, as amended, and has been for a period of at least one year, or if there is a reasonable likelihood, in the judgment of the Company, that such delivery could result in the loss of any attorney-client privilege related thereto; and provided further that Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (other than to any holder of Registrable Securities participating in the offering, and if disclosed to any such holder shall not be disclosed by such holder) unless (x) such Records have become generally available to the public or (y) the disclosure of such Records may be necessary or appropriate (A) to comply with any law, rule, regulation or order applicable to any such Inspectors or holder of Registrable Securities, (B) in response to any subpoena or other legal process or (C) in connection with any litigation to which such Inspectors or any holder of Registrable Securities is a party (provided that the Company is provided with reasonable notice of such proposed disclosure and a reasonable opportunity to seek a protective order or other appropriate remedy with respect to such Records);

                    (xii)     provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such Registration Statement;

                    (xiii)     use its commercially reasonable efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the Common Stock is then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD; and

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                    (xiv)     use its commercially reasonable efforts to provide a CUSIP number for the Registrable Securities, not later than the effective date of the registration.

        The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and the distribution of such Registrable Securities as the Company may from time to time reasonably request in writing for purposes of preparing the relevant registration statement and amendments and supplements thereto.

                (b)     Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in of Section 5.3(a) (viii), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by of Section 5.3(a) (viii). In the event the Company shall give any such notice, the periods specified in of Section 5.3(a) (ii) shall be extended by the length of the period from and including the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by of Section 5.3(a) (viii) .

                (c)     If any such registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require, in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

        5.4    Underwritten Offerings.

                (a)     If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested pursuant to Section 5.1, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters, and be pursuant to this Warrant, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.5. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement.

                (b)     Each holder of Registrable Securities agrees by acquisition of its Registrable Securities not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during the ten days prior to and the 90 days after the effective date of any registration statement filed pursuant to Section 5.1 or Section 5.2 which

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involves an underwritten offering, except as part of such registered underwritten offering, whether or not such holder participates in such offering, and except as otherwise permitted by the managing underwriter of such registered underwritten (if any). Each holder of Registrable Securities agrees that the Company may instruct its transfer agent to place stop transfer notations in its records to enforce this Section 5.4(b).

                (c)     No Person may participate in any registered underwritten offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved, subject to the terms and conditions hereof, by the Person or a majority of the Persons entitled to approve such arrangements and (ii) completes and executes all agreements, questionnaires, indemnities and other documents (other than powers of attorney) required under the terms of such underwriting arrangements.

        5.5    Expiration of Registration Rights. Notwithstanding anything in Section 5.1 or 5.2 to the contrary, the rights of the Holder or Holders of the Warrants or the Warrant Shares under Sections 5.1 and 5.2 hereof shall expire at such time as such Holder or Holders shall have received from counsel to the Company a written opinion of such counsel that such Holder or Holders has the right, pursuant to the provisions of Rule 144 under the Securities Act, to sell within any three-month period all Warrant Shares then held by and purchasable upon the exercise of Warrants by such Holder.

        5.6    Indemnification.

                (a)     The Company agrees to indemnify and hold harmless each holder of Registrable Securities whose Registrable Securities are covered by any registration statement, its directors and officers and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any such indemnified party may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder specifically for use in the preparation thereof. In addition, the Company shall indemnify any underwriter of such offering and each other Person, if any, who controls and

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such underwriter within the meaning of the Securities Act in substantially the same manner and to substantially the same extent as the indemnity herein provided to each indemnified party. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

                (b)     Each prospective seller of Registrable Securities hereunder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 5.6) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereof, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller. The amount payable by any prospective seller of Registrable Securities with respect to the indemnification set forth in this Section 5.6 (b) in connection with any offering of securities will not exceed the amount of net proceeds received by such prospective seller pursuant to such offering.

                 (c)     Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 5.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 5.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and upon notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action

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the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party, which consent shall not be unreasonable withheld.

                (d)     If the indemnification provided for in this Section 5.6 is unavailable to an indemnified party in respect of any expense, loss, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchaser bear to the gain realized by the selling Holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the Holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the Holder or by the underwriter and parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the proviso contained in the first sentence of Section 5.6 (a), and in no event shall the obligation of any indemnifying party to contribute under this Section 5.6 (d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 5.6 (a) or Section 5.6 (b) had been available under the circumstances.

                The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 5.6 (d) were determined by pro rata allocation (even if the Holders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph and Section 5.6 (c). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

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                Notwithstanding the provisions of this Section 5.6 (d), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        5.7    Rule 144. If the Company shall have filed a registration statement pursuant to Section 12 of the Exchange Act or a registration statement pursuant to the Securities Act, the Company will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

ARTICLE VI - DEFINITIONS

        The following terms, as used in this Warrant, have the following meanings:

        "Affiliate" has the meaning set forth in the Loan Agreement.

        "Appraisal Notice" has the meaning set forth in Section 3.2(a).

        "Appraiser" has the meaning set forth in Section 3.2(b).

        "Appraiser Determination" has the meaning set forth in Section 3.2(b).

        "Business Day" means any day excluding Saturday, Sunday and any day on which banking institutions located in New York are authorized by law or other governmental action to be closed, unless there shall have been an offering of Common Stock registered under the Securities Act, in which case "Business Day" means (a) if Common Stock is listed or admitted to trading on a national securities exchange, a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for business or (b) if Common Stock is not so listed or admitted to trading, a day on which the New York Stock Exchange is open for business.

        "Capital Stock" means and includes any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including without limitation, shares of preferred or

24

preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company and (iv) all equity ownership interests in any Person of any other type.

        "Closing Price" means seventy-five (75%) percent of the Fair Market Value of the Common Stock as of the Closing Date.

        "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

        "Common Stock" has the meaning ascribed to such term in the first paragraph of this Warrant.

        "Company" has the meaning set forth in the first paragraph of this Warrant.

        "Company Determination" has the meaning set forth in Section 3.1.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended, and any successor Federal statute, and the rules and regulations of the Commission (or its successor) thereunder, all as the same shall be in effect at the time.

        "Expiration Date" has the meaning set forth in the first paragraph of this Warrant.

        "Fair Market Value" of:

                (i)     a share of common stock as of any date of determination means:

                        (A)     if the common stock is traded on an exchange or is quoted on the NASDAQ National Market System, then the average of the closing or last sale prices, respectively, reported for the 5 trading days ended immediately preceding the determination date, provided, however, that if the date of determination is either the Maturity Date, or a date of determination for computation of Fair Market Value in accordance with Section 4.1(b)(iv), then the Fair Market Value of a share of common stock shall be the average of the closing or last sale prices, respectively, reported for the 20 trading days ended the fifth day immediately preceding the Maturity Date or such determination date; or

                        (B)     if the common stock is not traded on an exchange or on the NASDAQ National Market System but is traded in the over-the-counter market, then the mean of the average of the closing bid and asked prices reported for the 5 trading days ended immediately preceding the determination date, provided, however, that if the date of determination is either the Maturity Date, or a date of determination for

25

computation of Fair Market Value in accordance with Section 4.1(b)(iv), then the Fair Market Value of a share of common stock shall be the mean of the average of the closing bid and asked prices reported for the 20 trading days ended the fifth day immediately preceding the Maturity Date or such determination date; or

                        (C)     in all other circumstances, the fair market value per share of the common stock as determined in good faith by the Board of Directors of the Company, or otherwise in accordance with Section 3.2 hereof;

                (ii)     the business or property or services in question as of any date of determination, means the amount determined in good faith by the Board of Directors of the Company or otherwise in accordance with Section 3.2 hereof; or

                (iii)     the Company as of any date of determination shall be the Fair Market Value of a share of Common Stock determined as provided in clause (i) above multiplied by the number of shares of Common Stock then outstanding.

        "Holder" has the meaning set forth in the first paragraph of this Warrant.

        "Holder Determination" has the meaning set forth in Section 3.2(c).

        "Initiating Holder(s)" has the meaning set forth in Section 5.1 hereof.

        "Issuance Date" has the meaning set forth in Section 1.5.

        "Loan Agreement" has the meaning set forth in the second paragraph of this Warrant.

        "NASD" means The National Association of Securities Dealers, Inc.

        "NASDAQ" means The National Association of Securities Dealers, Inc. Automated Quotation System.

        "Objecting Holder" has the meaning set forth in Section 3.2(a).

        "Other Securities" has the meaning set forth in Section 5.1.

        "Person" means any natural person, corporation, limited liability company, limited partnership, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, and any government agency or political subdivision thereof.

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        "Public Sale" means any sale of Capital Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 (or any successor provision then in effect) adopted under the Securities Act.

        "Registrable Securities" means any Warrants or Warrant Shares until the date (if any) on which such Warrant Shares shall have been transferred or exchanged and new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force.

        "Registration Expenses" means all expenses incident to the Company's performance of or compliance with Section 5.1 through Section 5.6 hereof, including (i) all registration, filing and NASD fees, (ii) all fees and expenses of complying with federal and state securities or blue sky laws, (iii) all word processing, duplicating and printing expenses, (iv) all messenger telephone and delivery expenses, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and disbursements of any one counsel and any one accountant retained by the holder or holders of more than 50% of the Registrable Securities being registered, (or, in the case of any registration effected pursuant to Section 5.1, as the Initiating Holders shall have selected to represent all holders of the Registrable Securities being registered) up to a maximum of $7,500 in the aggregate, (vii) the fees and expenses of "qualified independent appraiser participating in an offering pursuant to Section 3 of Schedule of the By laws of the NASD, (viii) premiums and other costs of policies of insurance (if any) against liabilities arising out of the public offering of the Registrable Securities being registered if the Company desires such insurance (ix) fees and expenses of other persons retrained by the Company, (x) internal expenses of the Company (including without limitation, relating to all salaries and expenses of officers and employees of the Company to perform legal or accounting duties), (xi) the expense of any annual audit, (xii) the fees and expenses of listing on any securities exchange, and (xiii) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but not including underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include (i) salaries of the Company personnel or general overhead expenses of the Company, (ii) auditing fees, (iii) premiums or other expenses relating to liability insurance required by underwriters of the Company or (iv) other expenses for the preparation of financial statements or other data, to the extent that any of the foregoing either is normally prepared by the Company in the ordinary course of its business or would have been incurred by the Company had no public offering taken place.

        "Securities Act" means the Securities Act of 1933, as amended, and any successor Federal statute and the rules and regulations of the Securities and Exchange Commission (or its successors) thereunder, all as the same shall be in effect from time to time.

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        "Subsidiary" of any Person means any corporation, partnership, joint venture, association or other business entity of which more than 50% of the total voting power of shares of stock or other interests therein entitled to vote in the election of members of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof. Unless otherwise specified, "Subsidiary" means a Subsidiary of the Company and "Subsidiaries" means all Subsidiaries of the Company.

        "Vested Shares" has the meaning set forth in the fourth paragraph of this Warrant.

        "Warrant" means the Warrant(s) to purchase Common Stock issued by the Company in connection with the Loan Agreement.

        "Warrant Securityholder" means at any time any Warrantholder or any holder of Warrant Shares.

        "Warrant Shares" means (i) any shares of Common Stock or other securities issued upon the exercise of any Warrants and (ii) any securities issued with respect to any of such shares or other securities referred to in clause (i) upon the conversion thereof into other securities or by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise; provided that any of such securities shall cease to be Warrant Shares when such securities shall have (x) been disposed of pursuant to a Public Sale or (y) ceased to be outstanding.

        "Warrantholder" means a holder of a Warrant.

        All references herein to "days" shall mean calendar days unless otherwise specified.

ARTICLE VII - MISCELLANEOUS

        7.1.    Notices. Notices and other communications provided for herein must be in writing and may be given by mail, courier, confirmed telex or facsimile transmission and shall, unless otherwise expressly required, be deemed given when received or, if mailed, four Business Days after being deposited in the United States mail with postage prepaid and properly addressed. In the case of the Company, such notices shall be addressed to it as follows:

        If to Company:                     PERMA-FIX ENVIRONMENTAL SERVICES, INC.
                                                     1940 N.W. 67th Place
                                                     Gainesville, FL 32653
                                                     Attention: Dr. Louis Centofanti, President
                                                     Facsimile: (404) 847-9977

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With a copy to:                             Conner & Winters
                                                     204 N. Robinson, Suite 950
                                                     Oklahoma City, OK 73102
                                                     Attention: Irwin Steinhorn, Esq.
                                                     Facsimile: (405) 232-2695

In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company, unless the Holder shall notify the Company that notices and communications should be sent to a different address (or telex or facsimile number), in which case such notices and communications shall be sent to the address (or telex or facsimile number) specified by the Holder.

        7.2.    Waivers; Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No notice or demand on the Company in any case shall entitle the Company to any other or future notice or demand in similar or other circumstances. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Warrantholders holding Warrants entitling such holders to purchase a majority of the Common Stock subject to purchase upon exercise of all the outstanding Warrants (exclusive of Warrants then owned by the Company or any Subsidiary or Affiliate of the Company); provided, however, that no such amendment, modification or waiver shall, without the written consent of the holders of all Warrants at the time outstanding, (a) change the number of shares of Common Stock subject to purchase upon exercise of this Warrant, the Exercise Price or provisions for payment thereof or (b) amend, modify or waive the provisions of this Section 7.2 or Articles III, IV, Section 1.5 or the definition of Fair Market Value in Article VI and (ii) no amendment, modification or waiver shall, without the written consent of the holders of a majority of Registrable Shares, amend, modify or waive the provisions of Article V.

        Any such amendment, modification or waiver effected pursuant to and in accordance with the provisions of this Section shall be binding upon the holders of all Warrants and Warrant Shares, upon each future holder thereof and upon the Company. In the event of any such amendment, modification or waiver, the Company shall give prompt notice thereof to all holders of Warrants and Warrant Shares and, if appropriate, notation thereof shall be made on all Warrants thereafter surrendered for registration of transfer or exchange.

        7.3     Governing Law. THIS WARRANT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

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        7.4.    Transfer; Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant contained by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant and all of the Holder's rights hereunder, shall be transferable and assignable by the Holder hereof in whole, or from time to time in part, to any other Person, subject to the restrictions on transferability contained herein and under the applicable securities laws, and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

        7.5        Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

        7.6.    Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

        7.7    Right to Specific Performance. The Company acknowledges and agrees that in the event of any breach of the foregoing covenants and agreements, the Holder would be irreparably harmed and could not be made whole only by the award of monetary damages. Accordingly, the Company agrees that the Holder, in addition to any other remedy to which the Holder may be entitled at law or equity, will be entitled to seek and obtain an award of specific performance of any of the foregoing covenants and agreements.

    7.8.    CONSENT TO JURISDICTION. THE COMPANY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO HOLDER'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS WARRANT SHALL BE LITIGATED IN SUCH COURTS. THE COMPANY ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS WARRANT. IF THE BORROWER PRESENTLY IS , OR IN THE FUTURE BECOMES, A NONRESIDENT OF THE STATE OF NEW YORK, BORROWER HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO BORROWER, AT BORROWER'S ADDRESS

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APPEARING IN LENDER'S RECORDS AND SERVICE SO MADE SHALL BE COMPLETE (10) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID.

        7.9.    WAIVER OF JURY TRIAL. THE COMPANY AND HOLDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT. THE COMPANY AND HOLDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS WARRANT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND HOLDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[This space intentionally left blank.]

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        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed, attested by its Secretary or an Assistant Secretary, all as of the day and year first above written.

                                                                    PERMA-FIX ENVIRONMENTAL SERVICES, INC.

                                                                     By:    /s/ Richard T. Kelecy
                                                                           Name:  Richard T. Kelecy
                                                                           Title:     V.P.

Accepted as of the day and year
first above written:

BHC INTERIM FUNDING L.P.
By: BHCGP, L.L.C., its General Partner
By: BHC INVESTORS, L.L.C., its Managing Member

By:  /s/  Steven H. Brooks
       Name: Steven H. Brooks
       Title: Manager

Address: BHC Interim Funding L.P.
444 Madison Avenue
New York, NY 10022
Telephone: 212-753-1991
Telecopier: 212-753-7730

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SUBSCRIPTION FORM

(To Be Executed by the Registered Holder If He Desires to Exercise the Warrant)

TO: Perma-Fix Environmental Services, Inc.

        The undersigned hereby exercises the right to purchase ____________ shares of Common Stock, no par value per share, covered by the attached Warrant in accordance with the terms and conditions thereof, and herewith makes payment of the Warrant Price for such shares in full.

                                                                             ________________________________________
                                                                                     Signature

                                                                             ________________________________________
                                                                                     Address

                                                                             ________________________________________

Dated: ___________________________

Dated: ______________________

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ASSIGNMENT

(To Be Executed by the Registered Holder If He Desires to Exercise the Warrant)

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                            the right to purchase shares of Common Stock of Perma-Fix Environmental Services, Inc. evidenced by the within Warrant, and does hereby irrevocably constitute and appoint [                         ] Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

                                                                                          ____________________________________
                                                                                                  Signature

                                                                                          ____________________________________
                                                                                                  Address

                                                                                          ____________________________________

Dated: ______________________

In the Presence of:

____________________________